Exhibit 10.1

THORNE HEALTHTECH, INC.

INDEMNIFICATION AGREEMENT

This Indemnification Agreement (this “Agreement”) is dated as of [insert date], and is between Thorne HealthTech, Inc., a Delaware corporation (the “Company”), and [insert name of indemnitee] (“the Indemnitee”).

RECITALS

A. The Indemnitee’s service to the Company substantially benefits the Company.

B. The Company acknowledges that individuals are reluctant to serve as directors or officers of a corporation or in certain other capacities in a corporation unless the individual is provided with adequate protection through insurance or indemnification against the risks of claims and actions against the individual arising out of such service to the corporation.

C. The Indemnitee does not regard as adequate the protection currently provided by applicable law, the Company’s governing documents, and current insurance coverage under the present circumstances, and the Indemnitee is not willing to serve as a director or officer without adequate protection.

D. To persuade the Indemnitee to continue providing services to the Company, it is reasonable, prudent, and necessary for the Company to contractually obligate itself to indemnify and advance expenses on behalf of the Indemnitee as permitted by applicable law.

E. This Agreement is a supplement to and in furtherance of the indemnification provided in the Company’s Certificate of Incorporation and Bylaws, and any resolutions adopted pursuant thereto, and this Agreement is not a substitute therefor, nor does this Agreement limit, diminish, or abrogate any rights of the Indemnitee thereunder.

The Company and the Indemnitee therefore agree as follows:

1. Definitions.

(a) A “Change in Control” will be deemed to occur on the earliest to occur after the date of this Agreement of any of the following events:

(i) Acquisition of Stock by Third Party. When any Person (as defined below) becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company’s then outstanding securities;

(ii) Change in Board Composition. During any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Company’s Board of Directors, and any new directors (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Sections 1(a)(i), 1(a)(iii), or 1(a)(iv)) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the members of the Company’s Board of Directors;

(iii) Corporate Transactions. The effective date of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity;

(iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; and

(v) Other Events. Any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.

For purposes of this Section 1(a), the following terms have the following meanings:

(1) “Person” has the meaning set forth in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided, however, that “Person” excludes (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (iii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(2) “Beneficial Owner” has the meaning given to such term in Rule 13d-3 under the Securities Exchange Act of 1934, as amended; provided, however, that “Beneficial Owner” excludes any Person otherwise becoming a Beneficial Owner by reason of (i) the stockholders of the Company approving a merger of the Company with another entity, or (ii) the Company’s Board of Directors approving a sale of securities by the Company to such Person.

(b) “Corporate Status” describes the status of a person who is or was a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise.

(c) “DGCL” means the General Corporation Law of the State of Delaware.

(d) “Disinterested Director” means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by the Indemnitee.

(e) “Enterprise” means the Company and any other corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise of which the Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary.

(f) “Expenses” include reasonable and actually incurred attorneys’ fees, retainers, court costs, transcript costs, fees, and costs of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding. Expenses also include (i) Expenses incurred in connection with an appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to a cost bond, supersedeas bond, or other appeal bond or their equivalent, and (ii) for purposes of Section 12(d), Expenses incurred by the Indemnitee in connection with the interpretation, enforcement, or defense of the Indemnitee’s rights under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company. Expenses, however, do not include amounts paid in settlement by the Indemnitee or the amount of judgments or fines against the Indemnitee. The parties agree that for the purposes of any advancement of Expenses for which the Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such demand that are certified by affidavit of Indemnitee’s counsel as being reasonable and actually incurred shall be presumed to be reasonable and actually incurred, and the Company will, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption by clear and convincing evidence.

(g) “final” or “finally” means, with respect to any action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or proceeding, whether brought in the right of the Company or otherwise, and whether of a civil, criminal, administrative, or investigative nature, the final determination, judgement or resolution thereof, including any appeal therefrom.

(h) “Independent Counsel” means a law firm, or a partner or member of a law firm, who is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent the Company or the Indemnitee in any matter material to either such party (other than as Independent Counsel with respect to matters concerning the Indemnitee under this Agreement, or other indemnitees under similar indemnification agreements), or any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” does not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee’s rights under this Agreement.

(i) “Proceeding” means any threatened, pending, or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or proceeding, whether brought in the right of the Company or otherwise, and whether of a civil, criminal, administrative, or investigative nature, including any appeal therefrom and including without limitation any such Proceeding pending as of the date of this Agreement, in which the Indemnitee was, is, or will be involved as a party, a potential party, a non-party witness, or otherwise by reason of (i) the fact that the Indemnitee is or was a director or officer of the Company, (ii) any action taken by the Indemnitee or any action or inaction on the Indemnitee’s part while acting as a director or officer of the Company, or (iii) the fact that the Indemnitee is or was serving at the request of the Company as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of the Company or any other Enterprise, in each case whether or not serving in such capacity at the time any liability or Expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement.

(j) Reference to “other enterprises” includes employee benefit plans; references to “fines” includes excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Company” includes any service as a director, officer, employee, or agent of the Company that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries. A person who acted in good faith and in a manner the person reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan will be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

2. Indemnity in Third-Party Proceedings. The Company will indemnify the Indemnitee in accordance with the provisions of this Section 2 if the Indemnitee is, or is threatened to be made, a party to or a participant in a Proceeding, other than a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 2, the Indemnitee will be indemnified to the fullest extent permitted by applicable law against Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such Proceeding or a claim, issue, or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful.

3. Indemnity in Proceedings by or in the Right of the Company. The Company will indemnify the Indemnitee in accordance with the provisions of this Section 3 if the Indemnitee is, or is threatened to be made, a party to or a participant in a Proceeding by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 3, the Indemnitee will be indemnified to the fullest extent permitted by applicable law against Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such Proceeding or any claim, issue, or matter therein, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. No indemnification for Expenses will be made under this Section 3 in respect of any claim, issue, or matter as to which the Indemnitee has been finally adjudged by a court of competent jurisdiction to be liable to the Company, unless and only to the extent that the Delaware Court of Chancery or any court in which a Proceeding was brought determines on application that, despite the adjudication of liability but in view of the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the Delaware Court of Chancery or such other court deems proper.

4. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. To the extent that the Indemnitee is a party to or a participant in and is successful (on the merits or otherwise) in defense of a Proceeding or any claim, issue, or matter therein, the Company will indemnify the Indemnitee against Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith. For purposes of this Section 4, the termination of a claim, issue, or matter in such a Proceeding by dismissal, with or without prejudice, or settlement approved by the Company of any Proceeding (with or without payment of money or other consideration) will be deemed to be a successful result as to such claim, issue, or matter.

5. Indemnification for Expenses of a Witness. To the extent that the Indemnitee is, by reason of the Indemnitee’s Corporate Status, a witness in a Proceeding to which the Indemnitee is not a party, the Indemnitee will be indemnified to the extent permitted by applicable law against Expenses actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith.

6. Additional Indemnification.

(a) Notwithstanding any limitation in Sections 2, 3, or 4, the Company will indemnify the Indemnitee to the fullest extent permitted by applicable law if the Indemnitee is, or is threatened to be made, a party to or a participant in a Proceeding (including a Proceeding by or in the right of the Company to procure a judgment in its favor) against Expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with the Proceeding or any claim, issue, or matter therein.

(b) For purposes of Section 6(a), the meaning of the phrase “to the fullest extent permitted by applicable law” includes, but is not limited to:

(i) the fullest extent permitted by the provisions of the DGCL that authorize or contemplate additional indemnification by agreement or the corresponding provision of any amendment to or replacement of the DGCL; and

(ii) the fullest extent authorized or permitted by amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

7. Exclusions. Notwithstanding any provision in this Agreement, the Company will not be obligated under this Agreement to make any indemnity in connection with a Proceeding (or any part of a Proceeding):

(a) for which payment has actually been made to or on behalf of the Indemnitee under a statute, insurance policy, indemnity provision, vote, or otherwise, except with respect to an excess beyond the amount paid;

(b) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state, or local statutory law or common law, if the Indemnitee is held liable therefor (including pursuant to a settlement arrangement);

(c) for reimbursement of the Company by the Indemnitee of a bonus or other incentive-based or equity-based compensation or of profits realized by the Indemnitee from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including such reimbursement that arises from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if the Indemnitee is held liable therefor (including a payment specifically identified as corresponding to these provisions made in connection with a settlement agreement);

(d) initiated by the Indemnitee, including a Proceeding (or any part of a Proceeding) initiated by the Indemnitee against the Company or its directors, officers, employees, agents, or other indemnitees, unless: (i) the Company’s Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (iii) otherwise authorized in Section 12(d), (iv) by way of defense, including any compulsory counterclaims or cross-claims or (v) otherwise required by applicable law; or

(e) if a final determination is made by a court that indemnification is prohibited by applicable law.

8. Advances of Expenses. The Company will advance the Expenses incurred by the Indemnitee in connection with a Proceeding prior to its final disposition, and such advancement will be made as soon as reasonably practicable, but in any event no later than 30 days after the receipt by the Company of a written statement requesting such advances from time to time (which will include invoices received by the Indemnitee in connection with such Expenses but, in the case of invoices in connection with legal services, any references to legal work performed or to expenditures made that would cause the Indemnitee to waive any privilege accorded by applicable law will not be included with the invoice). Advances will be unsecured and interest free and made without regard to the Indemnitee’s ability to repay such advances. The Indemnitee hereby undertakes to repay any advance to the extent that it is finally determined by a court that the Indemnitee is not entitled to be indemnified by the Company. This Section 8 will not apply to the extent advancement is prohibited by law and will not apply to a Proceeding (or any part of a Proceeding) for which indemnity is not permitted under this Agreement, but will apply to a Proceeding (or any part of a Proceeding) referenced in Section 7(b) or 7(c) prior to a determination that the Indemnitee is not entitled to be indemnified by the Company.

9. Procedures for Notification and Defense of Claim.

(a) The Indemnitee will notify the Company in writing of a matter with respect to which the Indemnitee intends to seek indemnification or advancement of Expenses as soon as reasonably practicable following the receipt by the Indemnitee of notice thereof. The written notification to the Company will include, in reasonable detail, a description of the nature of the Proceeding and the facts underlying the Proceeding. Failure by the Indemnitee to notify the Company will not relieve the Company from any liability which it may have to the Indemnitee or otherwise than under this Agreement, and any delay in so notifying the Company will not constitute a waiver by the Indemnitee of any rights, except to the extent that such failure or delay materially prejudices the Company.

(b) If, at the time of the receipt of a notice of a Proceeding pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect that might be applicable to the Proceeding, the Company will give prompt notice of the commencement of the Proceeding to the insurer in accordance with the procedures set forth in the applicable policy. The Company will thereafter take commercially reasonable action to cause such insurer to pay, on behalf of the Indemnitee, amounts payable as a result of such Proceeding in accordance with the terms of such policy.

(c) In the event the Company is obligated to make an indemnity in connection with a Proceeding, the Company will be entitled to assume the defense of such Proceeding with counsel approved by the Indemnitee, which approval will not be unreasonably withheld, conditioned, or delayed, on the delivery to the Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee for fees or expenses of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding. Notwithstanding the Company’s assumption of the defense of such Proceeding, the Company will be obligated to pay the fees and expenses of the Indemnitee’s separate counsel to the extent (i) the employment of separate counsel by the Indemnitee is authorized by the Company, (ii) counsel for the Company or the Indemnitee has reasonably concluded there is a conflict of interest between the Company and the Indemnitee in the conduct of such defense such that the Indemnitee needs to be separately represented, (iii) the Company is not financially or legally able to perform its indemnification obligations, (iv) the Company has not retained or will not continue to retain counsel to defend such Proceeding or fails to assume the defense of such Proceeding in a timely manner and such delay materially prejudices Indemnitee, or (v) the named parties in such Proceeding (including any impleaded parties) include both the Company and Indemnitee and the Indemnitee concludes that there may be one or more legal defenses available to him or her that are different from or in addition to those available to the Company. The Company agrees that for purposes of any advances of Expenses for which Indemnitee has retained separate counsel pursuant to (i)-(v) above, all Expenses included within a written demand to the Company in accordance with this Agreement that are certified by affidavit of Indemnitee’s separate counsel as being reasonable and actually incurred shall be presumed to be reasonable and actually incurred, and the Company will, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption by clear and convincing evidence. The Company will have the right to conduct such defense as it sees fit in its discretion. Regardless of any provision in this Agreement, the Indemnitee will have the right to employ counsel in a Proceeding at the Indemnitee’s personal expense. The Company will not be entitled, without the consent of the Indemnitee, to assume the defense of a claim brought by or in the right of the Company.

(d) The Indemnitee will give the Company such information and cooperation in connection with a Proceeding as may be reasonably appropriate.

(e) The Company will not be liable to indemnify the Indemnitee for a settlement of a Proceeding (or any part thereof) without the Company’s prior written consent, which will not be unreasonably withheld, conditioned, or delayed.

(f) The Company will not settle a Proceeding (or any part thereof) in a manner that imposes a penalty or liability on the Indemnitee without the Indemnitee’s prior written consent, which will not be unreasonably withheld, conditioned, or delayed.

10. Procedures upon Application for Indemnification.

(a) To obtain indemnification, the Indemnitee will submit to the Company a written request that includes such documentation and information as is reasonably available to the Indemnitee and as is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification following the final disposition of the Proceeding. Any delay in providing the request will not relieve the Company from its obligations under this Agreement, except to the extent such failure is prejudicial.

(b) Upon written request by the Indemnitee for indemnification pursuant to Section 10(a), a determination with respect to the Indemnitee’s entitlement thereto will be made in the specific case (i) if a Change in Control has occurred, by Independent Counsel in a written opinion to the Company’s Board of Directors, a copy of which will be delivered to the Indemnitee, or (ii) if a Change in Control has not occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s Board of Directors, (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Company’s Board of Directors, (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Company’s Board of Directors, a copy of which will be delivered to the Indemnitee, or (D) if so directed by the Company’s Board of Directors, by the stockholders of the Company. If it is determined that the Indemnitee is entitled to indemnification, then payment to the Indemnitee will be made within ten days after such determination. The Indemnitee will cooperate with the person, persons, or entity making the determination with respect to the Indemnitee’s entitlement to indemnification, including providing to such person, persons, or entity on reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to the Indemnitee and reasonably necessary to such determination. Costs or expenses (including attorneys’ fees and disbursements) actually and reasonably incurred by the Indemnitee in so cooperating with the person, persons, or entity making such determination will be borne by the Company to the extent permitted by applicable law.

(c) If the determination of entitlement to indemnification is made by Independent Counsel pursuant to Section 10(b), then the Independent Counsel will be selected as provided in this Section 10(c). If a Change in Control has not occurred, then Independent Counsel will be selected by the Company’s Board of Directors, and the Company will give written notice to the Indemnitee advising of the identity of the Independent Counsel so selected. If a Change in Control has occurred, then the Independent Counsel will be selected by the Indemnitee (unless the Indemnitee requests that such selection be made by the Company’s Board of Directors, in which event the preceding sentence will apply), and the Indemnitee will give written notice to the Company advising it of the identity of Independent Counsel so selected. In either event, the Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection is given, deliver to the Company or to the Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in

Section 1 of this Agreement, and the objection sets forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected will act as Independent Counsel. If such written objection is so made and substantiated, then the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty days after the later of (i) submission by the Indemnitee of a written request for indemnification pursuant to Section 10(a), and (ii) the final disposition of the Proceeding, the parties have not agreed on an Independent Counsel, then either the Company or the Indemnitee may petition a court of competent jurisdiction for resolution of any objection which has been made by the Company or the Indemnitee to the other’s selection of Independent Counsel and for the appointment as Independent Counsel of a person selected by the court or by such other person as the court designates, and the person with respect to whom objections are so resolved or the person so appointed will act as Independent Counsel under Section 10(b). On the due commencement of a judicial proceeding or arbitration pursuant to Section 12(a), Independent Counsel will be discharged and relieved of further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

(d) The Company agrees to pay the reasonable fees and expenses of Independent Counsel.

11. Presumptions and Effect of Certain Proceedings.

(a) In making a determination with respect to entitlement to indemnification, the person, persons, or entity making such determination will, to the fullest extent not prohibited by law, presume that the Indemnitee is entitled to indemnification under this Agreement, and the Company will, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption by clear and convincing evidence. In no event shall a determination be required with respect to the advance of Expenses under Section 8.

(b) The termination of a Proceeding or of any claim, issue, or matter therein, by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, will not (except as otherwise expressly provided in this Agreement) of itself create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to a criminal Proceeding, that the Indemnitee had reasonable cause to believe that the Indemnitee’s conduct was unlawful.

(c) Neither the knowledge, actions, nor failure to act of any other director, officer, agent, or employee of the Company will be imputed to the Indemnitee for the purpose of determining the right to indemnification.

12. Remedies of the Indemnitee.

(a) The Company shall be bound by and have no right to challenge a favorable determination. Subject to Section 12(e), if (i) a determination is made pursuant to Section 10 that the Indemnitee is not entitled to indemnification, (ii) advancement of Expenses is not timely made pursuant to Section 8 or 12(d), (iii) no determination of entitlement to indemnification is made pursuant to Section 10 of this Agreement within 90 days after the later of the receipt by the Company of the request for indemnification or the final disposition of the Proceeding, (iv) payment of indemnification is not made (A) within ten days after a determination is made that the Indemnitee is entitled to indemnification or (B) with respect to indemnification pursuant to Sections 4, 5, and 12(d), within 30 days after receipt by the Company of a written request therefor, or (v) the Company or any other person or entity takes or threatens to take action to declare this Agreement void or unenforceable, or institutes litigation or other action or proceeding designed to deny, or to recover from, the Indemnitee the benefits provided or intended to be provided to the Indemnitee, then the Indemnitee will be entitled to an adjudication by a court of competent jurisdiction of the Indemnitee’s entitlement to such indemnification or advancement of Expenses. With respect to (ii)-(v) above, Indemnitee shall have the right to retain separate counsel, at the expense of the Company, to represent Indemnitee in any such matter. Alternatively, the Indemnitee may seek an award in arbitration with respect to entitlement to such indemnification or advancement of Expenses, to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The Indemnitee must commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which the Indemnitee first has the right to commence such proceeding pursuant to this Section 12(a); provided, however, that the foregoing clause will not apply in respect of a proceeding brought by the Indemnitee to enforce rights under Section 4. The Company will not oppose the Indemnitee’s right to seek such adjudication or award in arbitration in accordance with this Agreement.

(b) Neither (i) the failure of the Company, its board of directors, any committee or subgroup of the Board of Directors, Independent Counsel, or stockholders to have made a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor (ii) an actual determination by the Company, its board of directors, any committee or subgroup of the Board of Directors, Independent Counsel, or stockholders that the Indemnitee has not met the applicable standard of conduct, will create a presumption that the Indemnitee has or has not met the applicable standard of conduct. If a determination is made pursuant to Section 10 that the Indemnitee is not entitled to indemnification, then a judicial proceeding or arbitration commenced pursuant to this Section 12 will be conducted in all respects as a de novo trial, or arbitration, on the merits, and the Indemnitee will not be prejudiced by reason of that adverse determination. In a judicial proceeding or arbitration commenced pursuant to this Section 12, the Company will, to the fullest extent not prohibited by law, have the burden of proving the Indemnitee is not entitled to indemnification or advancement of Expenses.

(c) To the fullest extent not prohibited by law, the Company is precluded from asserting in a judicial proceeding or arbitration commenced pursuant to this Section 12 that the procedures and presumptions of this Agreement are not valid, binding, and enforceable and will stipulate in such court or before such arbitrator that the Company is bound by the provisions of this Agreement. If a determination is made pursuant to Section 10 that the Indemnitee is entitled to indemnification, then the Company will be bound by such determination in a judicial proceeding or arbitration commenced pursuant to this Section 12, absent (i) a misstatement by the Indemnitee of a material fact, or an omission of a material fact necessary to make the Indemnitee’s statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

(d) To the extent not prohibited by law, the Company will indemnify the Indemnitee against Expenses that are incurred by the Indemnitee in connection with an action for indemnification or advancement of Expenses from the Company under this Agreement or under any directors’ and officers’ liability insurance policies maintained by the Company to the extent the Indemnitee is successful in such action, and, if requested by the Indemnitee, will (as soon as reasonably practicable, but in any event no later than ninety days, after receipt by the Company of a written request therefor) advance such Expenses to the Indemnitee, subject to the provisions of Section 8.

(e) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification will be required to be made prior to the final disposition of the Proceeding.

13. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to the Indemnitee, then the Company, in lieu of indemnifying the Indemnitee, will contribute to the amounts incurred by the Indemnitee, whether for Expenses, judgments, fines, or amounts paid or to be paid in settlement, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of the circumstances of such Proceeding to reflect (i) the relative benefits received by the Company and the Indemnitee as a result of the events and transactions giving rise to such Proceeding; and (ii) the relative fault of the Indemnitee and the Company (and its other directors, officers, employees, and agents) in connection with such events and transactions.

14. Non-exclusivity. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement will not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Company’s Certificate of Incorporation or Bylaws, any agreement, a vote of stockholders, or a resolution of directors, or otherwise. To the extent a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company’s Certificate of Incorporation or Bylaws and this Agreement, it is the intent of the Company and the Indemnitee that the Indemnitee will enjoy by this Agreement the greater benefits so afforded by such change, subject to the restrictions expressly set forth herein or therein. Except as expressly set forth herein, no conferred right or remedy is intended to be exclusive of any other right or remedy, and every other right and remedy is cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. Except as expressly set forth herein, the assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other right or remedy.

15. Primary Responsibility. The Company acknowledges and agrees that, as between the Company and any possible secondary indemnitor, the Company is primarily responsible for amounts required to be indemnified or advanced under the Company’s Certificate of Incorporation or Bylaws or this Agreement and any obligation of a secondary indemnitor to provide indemnification or advancement for the same amounts is secondary to those obligations of the Company.

16. No Duplication of Payments. The Company will not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (or for which advancement is provided hereunder) if and to the extent that the Indemnitee has otherwise actually received payment for such amounts under any insurance policy, contract, agreement, or otherwise.

17. Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, trustees, general partners, managing members, officers, employees, agents, or fiduciaries of the Company, the Indemnitee will be covered by such policy or policies to the same extent as the most favorably insured persons under such policy or policies in a comparable position. If at any time (i) such insurance ceases to cover acts and omissions occurring during all or any part of the period of Indemnitee’s Corporate Status or (ii) neither the Company nor any of its Subsidiaries maintains any such insurance, the Company shall use its reasonable best efforts to ensure that Indemnitee is covered, with respect to acts and omissions prior to such date, for at least six years (or such shorter period as is available on commercially reasonable terms) from such time, by other directors and officers liability insurance, in amounts and on terms (including the portion of the period of Indemnitee’s Corporate Status covered) no less favorable to Indemnitee than the amounts and terms of the liability insurance maintained by the Company on the date hereof. The Company shall use its reasonable best efforts to cause such insurers to pay all amounts payable in accordance with the terms of such policies, unless the Company shall have paid in full all indemnification, advancement and other obligations payable to Indemnitee under this Agreement.

18. Subrogation. In the event of any payment under this Agreement, the Company will be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who will execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

19. Services to the Company. The Indemnitee agrees to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of another Enterprise, for as long as the Indemnitee is duly elected or appointed or until the Indemnitee tenders a resignation or is removed from such position. The Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company will have no obligation under this Agreement to continue the Indemnitee in such position. This Agreement will not be deemed an employment contract between the Company (or any of its subsidiaries or any Enterprise) and the Indemnitee. The Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any Enterprise) is at-will, and the Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written contract of employment between the Indemnitee and the Company (or any of its subsidiaries or any Enterprise), any existing formal severance policies adopted by the Company’s Board of Directors or, with respect to service as a director or officer of the Company, the Company’s Certificate of Incorporation or Bylaws or the DGCL. No such document will be subject to any oral modification thereof. This Agreement shall continue in force after the Indemnitee has ceased to serve as a director or officer of the Company or, at the request of the Company, as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of another Enterprise, as provided in Section 21 hereof.

20. Duration. This Agreement will continue until and terminate upon the later of (a) ten years after the date that the Indemnitee has ceased to serve as a director or officer of the Company or as a director, trustee, general partner, managing member, officer, employee, agent, or fiduciary of any other Enterprise, as applicable; or (b) one year after the final termination of a Proceeding, including any appeal, then pending in respect of which the Indemnitee is granted rights of indemnification or advancement of Expenses and of a proceeding commenced by the Indemnitee pursuant to Section 12 relating thereto.

21. Successors. This Agreement will be binding on the Company and its successors and assigns, including any direct or indirect successor, by purchase, merger, consolidation, or otherwise, to all or substantially all of the business or assets of the Company, and will inure to the benefit of the Indemnitee and the Indemnitee’s heirs, executors, and administrators. The Company will require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Company, by written agreement, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

22. Severability. Nothing in this Agreement is intended to require or will be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order or other applicable law, to perform its obligations under this Agreement will not constitute a breach of this Agreement. If any provision of this Agreement is held to be invalid, illegal, or unenforceable for any reason whatsoever, then: (i) the validity, legality, and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section containing such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal, or unenforceable) will not in any way be affected or impaired thereby and will remain enforceable to the fullest extent permitted by law; (ii) such provision will be deemed reformed to the extent necessary to conform to applicable law and to give maximum effect to the intent of the parties; and (iii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal, or unenforceable, that is not itself invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested thereby.

23. Enforcement. The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it to induce the Indemnitee to serve as a director or officer of the Company, and the Company acknowledges that the Indemnitee is relying on this Agreement in serving as a director or officer of the Company.

24. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings, oral, written, and implied, between the parties with respect to the subject matter; provided, however, that this Agreement is a supplement to and in furtherance of the Company’s Certificate of Incorporation and Bylaws and applicable law.

25. Modification and Waiver. No supplement, modification, or amendment to this Agreement will be binding unless executed in writing by the parties. No amendment, alteration, or repeal of this Agreement will adversely affect any right of the Indemnitee under this Agreement in respect of any action taken or omitted by the Indemnitee in the Indemnitee’s Corporate Status prior to such amendment, alteration, or repeal. No waiver of any of the provisions of this Agreement will constitute or be deemed a waiver of any other provision of this Agreement nor will any waiver constitute a continuing waiver.

26. Notices. All notices and other communications required or permitted hereunder will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand, messenger, or courier service addressed:

(a) if to the Indemnitee, to the Indemnitee’s address, facsimile number, or electronic mail address as shown on the signature page of this Agreement or in the Company’s records, as may be updated in accordance with the provisions hereof; or

(b) if to the Company, to the attention of the General Counsel of the Company at 620 Omni Industrial Blvd., Summerville, South Carolina 29486, or at such other current address as the Company furnishes to the Indemnitee.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given (i) if delivered by hand, messenger, or courier service, when delivered (or if sent via a nationally-recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier), (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the U.S. mail, addressed and mailed as aforesaid, or (iii) if sent via facsimile, on confirmation of facsimile transfer or, if sent via electronic mail, on confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day.

27. Applicable Law and Consent to Jurisdiction. This Agreement and the legal relations among the parties will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to an arbitration commenced by the Indemnitee pursuant to Section 12(a), the Company and the Indemnitee hereby irrevocably and unconditionally: (i) agree that an action or proceeding arising out of or in connection with this Agreement will be brought only in the Delaware Court of Chancery and not in any other state or federal court in the United States or any court in any other country, (ii) consent to submit to the exclusive jurisdiction of the Delaware Court of Chancery for purposes of an action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not otherwise subject to service of process in the State of Delaware, Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808, as its agent in the State of Delaware as such party’s agent for acceptance of legal process in connection with an action or proceeding against such party with the same legal force and validity as if served on such party personally within the State of Delaware, (iv) waive objection to the laying of venue of such action or proceeding in the Delaware Court of Chancery, and (v) waive, and agree not to plead or to make, any claim that such action or proceeding brought in the Delaware Court of Chancery has been brought in an improper or inconvenient forum.

28. Counterparts. This Agreement may be executed in one or more counterparts, each of which will for all purposes be deemed to be an original but all of which together will constitute one and the same Agreement. This Agreement may also be executed and delivered by facsimile signature and in counterparts, each of which will for all purposes be deemed to be an original but all of which together will constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

(signature page follows)

The parties are signing this Indemnification Agreement as of the date stated in the introductory sentence.

FOR THORNE HEALTHTECH, INC.

(Signature)

(Name)

(Title)

FOR THE INDEMNITEE

(Signature)

(Name)

(Street address)

(City, State, ZIP Code)